Assets Held for Sale and Discontinued Operations	12 Months Ended
Dec. 31, 2018
Disclosure Of Noncurrent Assets Held For Sale And Discontinued Operations [Abstract]
Assets Held for Sale and Discontinued Operations

11. ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS

In 2017, the Company announced its intention to divest of its Conventional segment and market for sale a package of the Company’s non-core Deep Basin assets in the East Clearwater and a portion of the West Clearwater area.  The Conventional segment included the Company’s heavy oil assets at Pelican Lake, the CO2 enhanced oil recovery project at Weyburn and conventional crude oil, NGLs and natural gas assets in the Suffield and Palliser areas in southern Alberta. The associated assets and liabilities were reclassified as held for sale. The results of operations from the Conventional segment have been reported as a discontinued operation.

A) Assets and Liabilities Held for Sale

The Conventional segment and non-core Deep Basin assets were classified as held for sale and recorded at the lesser of their carrying amount and their fair value less cost to sell. Assets and liabilities held for sale also include the Suffield operations which were sold on January 5, 2018. No impairments were recorded on the assets held for sale as at December 31, 2017.

In December 2018, Management decided to discontinue the Clearwater assets sale process. While discussions with prospective purchasers have occurred, an offer that meets Management’s expectations has not been received. As a result of this decision, as at December 31, 2018, the assets and associated decommissioning liabilities were reclassified from held for sale to PP&E, E&E and decommissioning liabilities, at their carrying amounts. Depletion, calculated on a per-unit of production basis, was recorded in the fourth quarter. There was no impairment of the assets prior to reclassification.

As at December 31, 2018, no assets were classified as held for sale.

As at December 31, 2017	E&E Assets	PP&E	Decommissioning Liabilities
Conventional	-	568	454
Deep Basin	46	434	149
	46	1,002	603

B) Results of Discontinued Operations

On January 5, 2018, the Company completed the sale of its Suffield crude oil and natural gas operations in southern Alberta for cash proceeds of $512 million, before closing adjustments. A before-tax gain on discontinuance of $343 million was recorded on the sale. The agreement includes a deferred purchase price adjustment (“DPPA”) that could provide Cenovus with purchase price adjustments of up to $36 million if the average crude oil and natural gas prices meet certain thresholds over the two years following the close of the disposition.

The DPPA is a two year agreement that commenced on close. Under the purchase and sale agreement, Cenovus is entitled to receive cash for each month in which the average daily price of WTI is above US$55 per barrel or the price of Henry Hub natural gas is above US$3.50 per MMBtu. Monthly cash payments are capped at $375 thousand and $1.125 million for crude oil and natural gas, respectively. The DPPA will be accounted for as a financial option and fair valued at each reporting date. The fair value of the DPPA on the date of close was $7 million.

In 2017, the Company sold the majority of its Conventional segment assets for total gross cash proceeds of $3.2 billion before closing adjustments. A before-tax gain on discontinuance of $1.3 billion was recorded on the sale.

The following table presents the results of discontinued operations, including asset sales:

For the years ended December 31,	2018	2017	2016
Revenues
Gross Sales	14	1,309	1,267
Less: Royalties	3	174	139
	11	1,135	1,128
Expenses
Transportation and Blending	1	167	186
Operating	(28)	426	444
Production and Mineral Taxes	1	18	12
(Gain) Loss on Risk Management	-	33	(58)
Operating Margin	37	491	544
Depreciation, Depletion and Amortization	-	192	567
Exploration Expense	-	2	-
Finance Costs	1	80	102
Earnings (Loss) From Discontinued Operations Before Income Tax	36	217	(125)
Current Tax Expense (Recovery)	-	24	86
Deferred Tax Expense (Recovery)	9	33	(125)
After-tax Earnings (Loss) From Discontinued Operations	27	160	(86)
After-tax Gain (Loss) on Discontinuance (1)	220	938	-
Net Earnings (Loss) From Discontinued Operations	247	1,098	(86)

(1)	Net of deferred tax expense of $81 million in 2018 (2017 – $347 million).

C) Cash Flows From Discontinued Operations

Cash flows from discontinued operations reported in the Consolidated Statement of Cash Flows are:

For the years ended December 31,	2018	2017	2016
Cash From (Used in) Operating Activities	36	448	435
Cash From (Used in) Investing Activities	404	2,993	(168)
Net Cash Flow	440	3,441	267